UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2018

EVINE Live Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2018, we appointed Anne Martin-Vachon to serve as our new President, effective as of August 1, 2018. Most recently, Ms. Martin-Vachon, age 56, was President at Rogers Communications - The Shopping Channel, since August 2016. From October 2015 through July 2016, Ms. Martin-Vachon served as Consultant for Korres, and from May 2012 through August 2015, Ms. Martin Vachon was Chief Merchandising Officer at HSN Inc., a publicly held multi-channel retailer. Ms. Martin-Vachon also serves on the board of directors of Gildan Activewear Inc. (GIL), a publicly-traded corporation on the New York Stock Exchange.

In connection with her employment, Ms. Martin-Vachon: (i) will receive an annual base salary of $650,000, (ii) will receive a sign-on bonus of $25,000, (iii) will be eligible for annual cash discretionary bonuses targeted at 80% of her annual salary with a maximum annual cash discretionary bonus equal to 160% of her annual salary, (iv) will receive sign-on equity incentive awards consisting of options to purchase 100,000 shares of common stock and 100,000 restricted stock units, all of which vest over a three-year period beginning on August 1, 2018, and (v) will be eligible to receive equity incentive awards in 2019 with a grant date fair market value equal to 100% of her base salary consisting of stock options and performance stock units. This is a summary of Ms. Martin-Vachon’s offer letter, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference in Item 5.02 of this Current Report on Form 8-K.

A copy of the press release announcing Ms. Martin-Vachon’s appointment is furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Employment Offer Letter, dated May 29, 2018, by and between the Registrant and Anne Martin-Vachon
99.1	Press Release, dated June 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2018	EVINE Live Inc.

	By:	/s/ Andrea M. Fike
Andrea M. Fike General Counsel